Pro forma net income per common share (unaudited)	12 Months Ended
Feb. 01, 2014
Earnings Per Share, Pro Forma [Abstract]
Pro forma net income per common share (unaudited)

Note 18.  Pro forma net income per common share (unaudited)

In connection with the closing of the Company's initial public offering, we intend to use the net proceeds, after deducting estimated offering expenses and underwriting discount, to redeem a portion of the PIK Notes, to pay the applicable redemption premium of 1% of the principal amount of the PIK Notes redeemed and related fees and expenses. The PIK Notes, which were issued on July 29, 2013, funded in part a cash dividend and equity-related award to equity and equity-award holders.

Pro forma basic and diluted net income per share attributable to common shareholders has been computed to give effect to the consummation of the offering and the stock split of the existing common shares prior to the closing of the offering and the effect to the number of shares whose proceeds are to be used to repay the debt. The following table sets forth the computation of the Company's unaudited pro forma basic and diluted net income per share for the fiscal year ended February 1, 2014:

	Fiscal year 2013
(in millions, except per share data)	Basic	Diluted

Numerator:
Income available to common stockholders	$242	$242
Pro forma adjustment to net income to reflect tax-effected interest impact	15	15

Pro forma net income	$257	$257

Denominator:
Denominator for earnings per common share—weighted-average shares	174.8	178.7
Pro forma adjustment to reflect the offering	27.8	27.8

Weighted average shares of common stock outstanding used in computing the pro forma net income per share	202.6	206.5

Pro forma net income per share	$1.27	$1.25